                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE




         Accounting Date:                                        March 31, 2001
                                                             -------------------
         Determination Date:                                      April 6, 2001
                                                             -------------------
         Distribution Date:                                      April 16, 2001
                                                             -------------------
         Monthly Period Ending:                                  March 31, 2001
                                                             -------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


   I.    Collection Account Summary

         Available Funds:
                      Payments Received                                                        $7,553,009.38
                      Liquidation Proceeds (excluding Purchase Amounts)                          $438,784.24
                      Current Monthly Advances                                                     66,576.59
                      Amount of withdrawal, if any, from the Spread Account                      $170,410.54
                      Monthly Advance Recoveries                                                  (73,002.18)
                      Purchase Amounts-Warranty and Administrative Receivables                         $0.00
                      Purchase Amounts - Liquidated Receivables                                        $0.00
                      Income from investment of funds in Trust Accounts                           $26,329.07
                                                                                             ----------------
         Total Available Funds                                                                                     $8,182,107.64
                                                                                                                 ================

         Amounts Payable on Distribution Date:
                      Reimbursement of Monthly Advances                                                $0.00
                      Backup Servicer Fee                                                              $0.00
                      Basic Servicing Fee                                                         $93,816.05
                      Trustee and other fees                                                           $0.00
                      Class A-1 Interest Distributable Amount                                          $0.00
                      Class A-2 Interest Distributable Amount                                          $0.00
                      Class A-3 Interest Distributable Amount                                          $0.00
                      Class A-4 Interest Distributable Amount                                     $92,841.10
                      Class A-5 Interest Distributable Amount                                    $471,296.67
                      Noteholders' Principal Distributable Amount                              $6,620,546.93
                      Certificate Holders Interest Distributable Amount                           $69,784.87
                      Certificate Holders Principal Distributable Amount                         $833,822.03
                      Amounts owing and not paid to Security Insurer under
                                        Insurance Agreement                                            $0.00
                      Supplemental Servicing Fees (not otherwise paid to Servicer)                     $0.00
                      Spread Account Deposit                                                           $0.00
                                                                                             ----------------
         Total Amounts Payable on Distribution Date                                                                $8,182,107.64
                                                                                                                 ================



                                 Page 1 (1997-A)

  II.    Available Funds

         Collected Funds (see V)
                                  Payments Received                                      $7,553,009.38
                                  Liquidation Proceeds (excluding Purchase Amounts)        $438,784.24             $7,991,793.62
                                                                                       ----------------

         Purchase Amounts                                                                                                  $0.00

         Monthly Advances
                                  Monthly Advances - current Monthly Period (net)           ($6,425.59)
                                  Monthly Advances - Outstanding Monthly Advances
                                     not otherwise reimbursed to the Servicer                    $0.00                ($6,425.59)
                                                                                       ----------------

         Income from investment of funds in Trust Accounts                                                            $26,329.07
                                                                                                                 ----------------

         Available Funds                                                                                           $8,011,697.10
                                                                                                                 ================

  III.   Amounts  Payable  on  Distribution  Date

         (i)(a)       Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by OFL or the Servicer)                                                          $0.00

         (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                           $0.00

         (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to
                      Servicer)                                                                                            $0.00

         (ii)         Accrued and unpaid fees (not otherwise paid by OFL or
                      the Servicer):
                                  Owner Trustee                                                  $0.00
                                  Administrator                                                  $0.00
                                  Indenture Trustee                                              $0.00
                                  Indenture Collateral Agent                                     $0.00
                                  Lockbox Bank                                                   $0.00
                                  Custodian                                                      $0.00
                                  Backup Servicer                                                $0.00
                                  Collateral Agent                                               $0.00                     $0.00
                                                                                       ----------------

         (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                            $93,816.05

         (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

         (iii)(c)     Servicer reimbursements for mistaken deposits or postings
                      of checks returned for insufficient funds (not otherwise
                      reimbursed to Servicer)                                                                              $0.00

         (iv)         Class A-1 Interest Distributable Amount                                                              $0.00
                      Class A-2 Interest Distributable Amount                                                              $0.00
                      Class A-3 Interest Distributable Amount                                                              $0.00
                      Class A-4 Interest Distributable Amount                                                         $92,841.10
                      Class A-5 Interest Distributable Amount                                                        $471,296.67

         (v)          Noteholders' Principal Distributable Amount
                                  Payable to Class A-1 Noteholders                                                         $0.00
                                  Payable to Class A-2 Noteholders                                                 $6,620,546.93
                                  Payable to Class A-3 Noteholders                                                         $0.00
                                  Payable to Class A-4 Noteholders                                                         $0.00
                                  Payable to Class A-5 Noteholders                                                         $0.00

         (vi)         Certificate Holders Interest Distributable Amount                                               $69,784.87

         (vii)        Unpaid principal balance of the Class A-1 Notes after
                      deposit to the Note Distribution Account of any funds in
                      the Class A-1 Holdback Subaccount (applies only on the Class
                      A-1 Final Scheduled Distribution Date)                                                               $0.00

         (viii)       Certificate Principal Distributable Amount                                                     $833,822.03

         (ix)         Amounts owing and not paid to Security Insurer under
                      Insurance Agreement                                                                                  $0.00
                                                                                                                 ----------------

                      Total amounts payable on Distribution Date                                                   $8,182,107.64
                                                                                                                 ================



                                 Page 2 (1997-A)

  IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
         Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:

                         Amount of excess, if any, of Available Funds over total
                         amounts payable (or amount of such excess up to the
                         Spread Account Maximum Amount)                                                  $0.00

         Reserve Account Withdrawal on any Determination Date:

                         Amount of excess, if any, of total amounts payable over
                         Available Funds (excluding amounts payable under item
                         (vii) of Section III)                                                           $0.00

                         Amount available for withdrawal from the Reserve Account
                         (excluding the Class A-1 Holdback Subaccount), equal to
                         the difference between the amount on deposit in the
                         Reserve Account and the Requisite Reserve Amount (amount
                         on deposit in the Reserve Account calculated taking into
                         account any withdrawals from or deposits to the Reserve
                         Account in respect of transfers of Subsequent Receivables)                      $0.00

                         (The amount of excess of the total amounts payable
                         (excluding amounts payable under item (vii) of Section
                         III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                         Account, and deposited in the Collection Account.)

                         Amount of withdrawal, if any, from the Reserve Account                          $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
         Scheduled Distribution Date:

                         Amount by which (a) the remaining principal balance of
                         the Class A-1 Notes exceeds (b) Available Funds after
                         payment of amounts set forth in item (v) of Section III                         $0.00

                         Amount available in the Class A-1 Holdback Subaccount                           $0.00

                         (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                         Subaccount, and deposited in the Note Distribution
                         Account for payment to the Class A-1 Noteholders)

                         Amount of withdrawal, if any, from the Class A-1
                         Holdback Subaccount                                                             $0.00

         Deficiency Claim Amount:

                         Amount of excess, if any, of total amounts payable over
                         funds available for withdrawal from Reserve Amount, the
                         Class A-1 Holdback Subaccount and Available Funds                               $0.00

                         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                         Section III and pursuant to a withdrawal from the Class
                         A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                         Amount of excess, if any, on the Distribution Date on
                         or immediately following the end of the Funding Period,
                         of (a) the sum of the Class A-1 Prepayment Amount, the
                         Class A-2 Prepayment Amount, the Class A-3 Prepayment
                         Amount, the Class A-4 Prepayment Amount, and the Class
                         A-5 Prepayment Amount over (b) the amount on deposit
                         in the Pre-Funding Account                                                      $0.00

         Class A-1 Maturity Shortfall:

                         Amount of excess, if any, on the Class A-1 Final
                         Scheduled Distribution Date, of (a) the unpaid
                         principal balance of the Class A-1 Notes over (b) the
                         sum of the amounts deposited in the Note Distribution
                         Account under item (v) and (vii) of Section III or
                         pursuant to a withdrawal from the Class A-1 Holdback
                         Subaccount.                                                                     $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)



                                 Page 3 (1997-A)

   V.    Collected Funds

         Payments Received:
                   Supplemental Servicing Fees                                                       $0.00
                   Amount allocable to interest                                               1,330,536.01
                   Amount allocable to principal                                              6,222,473.37
                   Amount allocable to Insurance Add-On Amounts                                      $0.00
                   Amount allocable to Outstanding Monthly Advances
                      (reimbursed to the Servicer prior to deposit in
                      the Collection Account)                                                        $0.00
                                                                                           ----------------

         Total Payments Received                                                                                 $7,553,009.38

         Liquidation Proceeds:
                   Gross amount realized with respect to Liquidated Receivables                 445,658.25

                   Less: (i) reasonable expenses incurred by Servicer
                      in connection with the collection of such Liquidated
                      Receivables and the repossession and disposition
                      of the related Financed Vehicles and (ii) amounts
                      required to be refunded to Obligors on such Liquidated Receivables         (6,874.01)
                                                                                           ----------------

         Net Liquidation Proceeds                                                                                  $438,784.24

         Allocation of Liquidation Proceeds:
                   Supplemental Servicing Fees                                                       $0.00
                   Amount allocable to interest                                                      $0.00
                   Amount allocable to principal                                                     $0.00
                   Amount allocable to Insurance Add-On Amounts                                      $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                      Servicer prior to deposit in the Collection Account)                           $0.00               $0.00
                                                                                           ----------------    ----------------

         Total Collected Funds                                                                                   $7,991,793.62
                                                                                                               ================

  VI.    Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                         $0.00
                   Amount allocable to interest                                                      $0.00
                   Amount allocable to principal                                                     $0.00
                   Amount allocable to Outstanding Monthly Advances
                      (reimbursed to the Servicer prior to deposit in
                      the Collection Account)                                                        $0.00

         Purchase Amounts - Administrative Receivables                                                                   $0.00
                   Amount allocable to interest                                                      $0.00
                   Amount allocable to principal                                                     $0.00
                   Amount allocable to Outstanding Monthly Advances
                      (reimbursed to the Servicer prior to deposit in
                      the Collection Account)                                                        $0.00
                                                                                           ----------------

         Total Purchase Amounts                                                                                          $0.00
                                                                                                               ================

  VII.   Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                              $139,903.54

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                   Payments received from Obligors                                             ($73,002.18)
                   Liquidation Proceeds                                                              $0.00
                   Purchase Amounts - Warranty Receivables                                           $0.00
                   Purchase Amounts - Administrative Receivables                                     $0.00
                                                                                           ----------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                ($73,002.18)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                               ($73,002.18)

         Remaining Outstanding Monthly Advances                                                                     $66,901.36

         Monthly Advances - current Monthly Period                                                                  $66,576.59
                                                                                                               ----------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                $133,477.95
                                                                                                               ================



                                 Page 4 (1997-A)

VIII.   Calculation of Interest and Principal Payments

        A.  Calculation of Principal Distribution Amount

               Payments received allocable to principal                                                            $6,222,473.37
               Aggregate of Principal Balances as of the Accounting Date of all
                    Receivables that became Liquidated Receivables
                    during the Monthly Period                                                                      $1,231,895.59
               Purchase Amounts - Warranty Receivables allocable to principal                                              $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                        $0.00
               Amounts withdrawn from the Pre-Funding Account                                                              $0.00
               Cram Down Losses                                                                                            $0.00
                                                                                                                 ----------------

               Principal Distribution Amount                                                                       $7,454,368.96
                                                                                                                 ================

        B.  Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-1 Noteholders on such Distribution Date)                   $0.00

               Multiplied by the Class A-1 Interest Rate                                               5.500%

               Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 25/360                                                       0.08611111               $0.00
                                                                                             ----------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                      $0.00
                                                                                                                 ----------------

               Class A-1 Interest Distributable Amount                                                                     $0.00
                                                                                                                 ================

        C.  Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-2 Noteholders on such Distribution Date)                   $0.00

               Multiplied by the Class A-2 Interest Rate                                               6.125%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360        0.08333333               $0.00
                                                                                             ----------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                      $0.00
                                                                                                                 ----------------

               Class A-2 Interest Distributable Amount                                                                     $0.00
                                                                                                                 ================

        D.  Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-3 Noteholders on such Distribution Date)                   $0.00

               Multiplied by the Class A-3 Interest Rate                                               6.400%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360        0.08333333               $0.00
                                                                                             ----------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                      $0.00
                                                                                                                 ----------------

               Class A-3 Interest Distributable Amount                                                                     $0.00
                                                                                                                 ================

        E.  Calculation of Class A-4 Interest Distributable Amount

               Class A-4 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-4 Noteholders on such Distribution Date)          $16,816,500.44

               Multiplied by the Class A-4 Interest Rate                                               6.625%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360        0.08333333          $92,841.10
                                                                                             ----------------

               Plus any unpaid Class A-4 Interest Carryover Shortfall                                                      $0.00
                                                                                                                 ----------------

               Class A-4 Interest Distributable Amount                                                                $92,841.10
                                                                                                                 ================



                                 Page 5 (1997-A)

        F.  Calculation of Class A-5 Interest Distributable Amount

               Class A-5 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-5 Noteholders on such Distribution Date)         $83,170,000.00

               Multiplied by the Class A-5 Interest Rate                                              6.800%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 25/36        0.08333333         $471,296.67
                                                                                            ----------------

               Plus any unpaid Class A-5 Interest Carryover Shortfall                                                     $0.00
                                                                                                                ----------------

               Class A-5 Interest Distributable Amount                                                              $471,296.67
                                                                                                                ================


        H.  Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                                $0.00
               Class A-2 Interest Distributable Amount                                                $0.00
               Class A-3 Interest Distributable Amount                                                $0.00
               Class A-4 Interest Distributable Amount                                           $92,841.10
               Class A-5 Interest Distributable Amount                                          $471,296.67

               Noteholders' Interest Distributable Amount                                                           $564,137.76
                                                                                                                ================

        I.  Calculation of Noteholders' Principal Distributable Amount:

               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                                  $7,454,368.96

               Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
                    Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
                    preceding Distribution Date minus that portion of the Principal
                    Distribution Amount applied to retire the Class A-1 Notes and (iii)
                    for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate
                    Principal Balance (plus any funds remaining on deposit in the
                    Pre-Funding Account) as of the Accounting Date for the preceding
                    Distribution Date)                                                                88.81%      $6,620,546.93
                                                                                            ----------------


               Unpaid Noteholders' Principal Carryover Shortfall                                                          $0.00
                                                                                                                ----------------

               Noteholders' Principal Distributable Amount                                                        $6,620,546.93
                                                                                                                ================

        J.  Application of Noteholders' Principal Distribution Amount:

               Amount of Noteholders' Principal Distributable Amount payable to Class
               A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
               until the principal balance of the Class A-1 Notes is reduced to zero)                                     $0.00
                                                                                                                ================

               Amount of Noteholders' Principal Distributable Amount payable to Class
               A-2 Notes (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class
               A-1 Notes has been reduced to zero; thereafter, equal to the entire
               Noteholders' Principal Distributable Amount)                                                       $6,620,546.93
                                                                                                                ================


                                 Page 6 (1997-A)

        K.  Calculation of Certificate Holders Interest Distributable Amount

               Certificate Holders Monthly Interest Distributable Amount:

               Certificate Balance (as of the close of business
                    on the preceding Distribution Date)                                        $12,592,758.26

               Multiplied by the Certificate Pass-Through Rate                                          6.650%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333          $69,784.87
                                                                                              ----------------

               Plus any unpaid Certificate Interest Carryover Shortfall                                                     $0.00
                                                                                                                  ----------------

               Certificate Holders Interest Distributable Amount                                                       $69,784.87
                                                                                                                  ================

        L.  Calculation of Certificate Principal Distributable Amount:

               Certificate Holders Monthly Principal Distributable Amount:

               Principal Distribution Amount                                                    $7,454,368.96

               Multiplied by Certificateholders' Percentage ((i) for each Distribution
                    Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
                    Amount, 100% minus the Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii)
                    for each Distribution Date thereafter, 100% minus Noteholders'
                    Percentage)                                                                        100.00%        $833,822.03
                                                                                              ----------------

               Unpaid Certificate Holders Principal Carryover Shortfall                                                     $0.00
                                                                                                                  ----------------

               Certificate Holders Principal Distributable Amount                                                     $833,822.03
                                                                                                                  ================

  IX.          Pre-Funding Account

               A. Withdrawals from Pre-Funding Account:

               Amount on deposit in the Pre-Funding Account as of the preceding
                    Distribution Date or, in the case of the first Distribution Date, as
                    of the Closing Date                                                                                     $0.00

                                                                                                                  ----------------
                                                                                                                            $0.00
                                                                                                                  ================

               Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
                    Transfer Date (an amount equal to (a) $0 (the aggregate Principal
                    Balance of Subsequent Receivables transferred to the Trust) plus (b)
                    $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
                    Pre-Funded Amount after giving effect to transfer of
                    Subsequent Receivables over (ii) $0))                                                                   $0.00

               Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date
                    (see B below)                                                                                           $0.00
                                                                                                                  ----------------

               Amount remaining on deposit in the Pre-Funding Account after
                    Distribution Date
                              Pre-Funded Amount                                                         $0.00
                                                                                              ----------------
                                                                                                                            $0.00
                                                                                                                  ================



                                 Page 7 (1997-A)

  IX.    Pre-Funding Account (cont.)

         B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the
            Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (May 1997
            Distribution Date) or the Pre-Funded Amount being reduced to $100,000
            or less on any Distribution Date                                                          $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                                     $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                                     $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                                     $0.00

         Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                                     $0.00

         Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                                     $0.00

         Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                                     $0.00

         C.  Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                 $0.00
         Class A-2 Prepayment Premium                                                                 $0.00
         Class A-3 Prepayment Premium                                                                 $0.00
         Class A-4 Prepayment Premium                                                                 $0.00
         Class A-5 Prepayment Premium                                                                 $0.00

         Certificate Prepayment Premium                                                               $0.00



                                 Page 8 (1997-A)

   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class
            A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class
            A-5 Notes, and Certificates:

                      Product of (x)  6.34% (weighted average interest of Class
                      A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                      Interest Rate, Class A-4 Interest Rate, Class A-5 Interest
                      Rate and Certificate Interest Rate (based on the outstanding
                      Class A-1, Class A-2 Class A-3, Class A-4, and Class A-5
                      principal balance and the Certificate Balance), divided by
                      360, (y) $0.00 (the Pre-Funded Amount on such Distribution
                      Date) and (z) 0 (the number of days until the May 1997
                      Distribution Date))                                                                      $0.00

                      Less the product of (x) 2.5% divided by 360, (y) $0.00 (the
                      Pre-Funded Amount on such Distribution Date) and (z) 0 (the
                      number of days until the April 1997 Distribution Date)                                  ($0.00)
                                                                                                     ----------------

         Requisite Reserve Amount                                                                             ($0.00)
                                                                                                     ================

         Amount on deposit in the Reserve Account (other than the Class A-1
            Holdback Subaccount) as of the preceding Distribution Date or, in
            the case of the first Distribution Date, as of the Closing Date                                    $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) (which excess is to be deposited by the Indenture
            Trustee in the Reserve Account from amounts withdrawn from the
            Pre-Funding Account in respect of transfers of Subsequent Receivables)                             $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve
            Account (other than the Class A-1 Holdback Subaccount) over the
            Requisite Reserve Amount (and amount withdrawn from the Reserve
            Account to cover the excess, if any, of total amounts payable over
            Available Funds, which excess is to be transferred by the Indenture
            Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of transfers of
            Subsequent Receivables)                                                                      $170,410.54

         Less: withdrawals from the Reserve Account (other than the Class A-1
            Holdback Subaccount) to cover the excess, if any, of total amount
            payable over Available Funds (see IV above)                                                 ($170,410.54)
                                                                                                     ----------------

         Amount remaining on deposit in the Reserve Account (other than the
            Class A-1 Holdback Subaccount) after the Distribution Date                                         $0.00
                                                                                                     ================

  XI.    Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the
            Closing Date, as applicable,                                                                       $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
            Original Pool Balance after giving effect to the transfer of
            Subsequent Receivables on the Distribution Date or on a Subsequent
            Transfer Date preceding the Distribution Date))                                                    $0.00

         Less withdrawal, if any, of amount from the Class A-1 Holdback
            Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                  $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
            Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback
            Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by the Indenture Trustee to the General
            Partners)                                                                                          $0.00
                                                                                                     ----------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                             $0.00
                                                                                                     ================



                                 Page 9 (1997-A)

  XII.   Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the
           Monthly Period                                                      $112,579,258.70
         Multiplied by Basic Servicing Fee Rate                                           1.00%
         Multiplied by Months per year                                                0.083333%
                                                                             ------------------

         Basic Servicing Fee                                                                         $93,816.05

         Less: Backup Servicer Fees (annual rate of 1 bp)                                                 $0.00

         Supplemental Servicing Fees                                                                      $0.00
                                                                                                  --------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                 $93,816.05
                                                                                                                   ===============

 XIII.   Information for Preparation of Statements to Noteholders

         a.         Aggregate principal balance of the Notes as of first day of Monthly Period
                                        Class A-1 Notes                                                                     $0.00
                                        Class A-2 Notes                                                                     $0.00
                                        Class A-3 Notes                                                                     $0.00
                                        Class A-4 Notes                                                            $16,816,500.44
                                        Class A-5 Notes                                                            $83,170,000.00

         b.         Amount distributed to Noteholders allocable to principal
                                        Class A-1 Notes                                                                     $0.00
                                        Class A-2 Notes                                                                     $0.00
                                        Class A-3 Notes                                                                     $0.00
                                        Class A-4 Notes                                                             $6,620,546.93
                                        Class A-5 Notes                                                                     $0.00

         c.         Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                        Class A-1 Notes                                                                     $0.00
                                        Class A-2 Notes                                                                     $0.00
                                        Class A-3 Notes                                                                     $0.00
                                        Class A-4 Notes                                                            $10,195,953.51
                                        Class A-5 Notes                                                            $83,170,000.00

         d.         Interest distributed to Noteholders
                                        Class A-1 Notes                                                                     $0.00
                                        Class A-2 Notes                                                                     $0.00
                                        Class A-3 Notes                                                                     $0.00
                                        Class A-4 Notes                                                                $92,841.10
                                        Class A-5 Notes                                                               $471,296.67

         e.         Remaining Certificate Balance                                                                  $11,758,936.23

         f.         1. Class A-1 Interest Carryover Shortfall, if any
                       (and change in amount from preceding statement)                                                      $0.00
                    2. Class A-2 Interest Carryover Shortfall, if any
                       (and change in amount from preceding statement)                                                      $0.00
                    3. Class A-3 Interest Carryover Shortfall, if any
                       (and change in amount from preceding statement)                                                      $0.00
                    4. Class A-4 Interest Carryover Shortfall, if any
                       (and change in amount from preceding statement)                                                      $0.00
                    5. Class A-5 Interest Carryover Shortfall, if any
                       (and change in amount from preceding statement)                                                      $0.00
                    7. Certificate Interest Carryover Shortfall, if any
                       (and change in amount from preceding statement)                                                      $0.00
                    8. Certificate Principal Carryover Shortfall, if any
                       (and change in amount from preceding statement)                                                      $0.00



                                Page 10 (1997-A)

  XIV.   Information for Preparation of Statements to Noteholders (continued)

         g.         Amount distributed payable out of amounts withdrawn from or pursuant to:
                    1. Reserve Account                                                $170,410.54
                    2. Spread Account Class A-1 Holdback Subaccount                         $0.00
                    3. Claim on the Note Policy                                             $0.00

         h.         Remaining Pre-Funded Amount                                                                      $0.00

         i.         Remaining Reserve Amount                                                                         $0.00

         j.         Amount on deposit on Class A-1 Holdback Subaccount                                               $0.00

         k.         Prepayment amounts
                                        Class A-1 Prepayment Amount                                                  $0.00
                                        Class A-2 Prepayment Amount                                                  $0.00
                                        Class A-3 Prepayment Amount                                                  $0.00
                                        Class A-4 Prepayment Amount                                                  $0.00
                                        Class A-5 Prepayment Amount                                                  $0.00

         l.         Prepayment Premiums
                                        Class A-1 Prepayment Premium                                                 $0.00
                                        Class A-2 Prepayment Premium                                                 $0.00
                                        Class A-3 Prepayment Premium                                                 $0.00
                                        Class A-4 Prepayment Premium                                                 $0.00
                                        Class A-5 Prepayment Premium                                                 $0.00

         m.         Total of Basic Servicing Fee, Supplemental Servicing Fees and
                         other fees, if any, paid by the Trustee on behalf of
                         the Trust                                                                              $93,816.05

         n.         Note Pool Factors (after giving effect to distributions on the
                         Distribution Date)
                                        Class A-1 Notes                                                         0.00000000
                                        Class A-2 Notes                                                         0.00000000
                                        Class A-3 Notes                                                         0.00000000
                                        Class A-4 Notes                                                         0.06167032
                                        Class A-5 Notes                                                         1.00000000

  XV.    Information for Preparation of Statements to Certificateholders

         a.         Aggregate Certificate Balance as of first day of
                         Monthly Period                                                                     $12,592,758.26

         b.         Amount distributed to Certificateholders allocable to principal                            $833,822.03

         c.         Aggregate Certificate Balance (after giving effect to
                         distributions on the Distribution Date)                                            $11,758,936.23

         d.         Interest distributed to Certificateholders                                                  $69,784.87

         e.         Remaining Certificate Balance                                                           $11,758,936.23

         f.         Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                        Class A-1 Notes                                                              $0.00
                                        Class A-2 Notes                                                              $0.00
                                        Class A-3 Notes                                                              $0.00
                                        Class A-4 Notes                                                     $10,195,953.51
                                        Class A-5 Notes                                                     $83,170,000.00

         g.         1. Class A-1 Interest Carryover Shortfall, if any,
                       (and change in amount from preceding statement)                                               $0.00
                    2. Class A-2 Interest Carryover Shortfall, if any,
                       (and change in amount from preceding statement)                                               $0.00
                    3. Class A-3 Interest Carryover Shortfall, if any,
                       (and change in amount from preceding statement)                                               $0.00
                    4. Class A-4 Interest Carryover Shortfall, if any,
                       (and change in amount from preceding statement)                                               $0.00
                    5. Class A-5 Interest Carryover Shortfall, if any,
                       (and change in amount from preceding statement)                                               $0.00
                    7. Certificate Interest Carryover Shortfall, if any,
                       (and change in amount from preceding statement)                                               $0.00
                    8. Certificate Principal Carryover Shortfall, if any,
                       (and change in amount from preceding statement)                                               $0.00

         h.         Amount distributed payable out of amounts withdrawn
                         from or pursuant to:
                    1. Reserve Account                                                $170,410.54
                    2. Spread Account                                                       $0.00
                    3. Claim on the Certificate Policy                                      $0.00

         i.         Remaining Pre-Funded Amount                                                                      $0.00

         j.         Remaining Reserve Amount                                                                         $0.00

         k.         Certificate Prepayment Amount                                                                    $0.00

         l.         Certificate Prepayment Premium                                                                   $0.00

         m.         Total of Basic Servicing Fee, Supplemental Servicing
                         Fees and other fees, if any, paid by the Trustee on
                         behalf of the Trust                                                                    $93,816.05

         n.         Certificate Pool Factor (after giving effect to
                         distributions on the Distribution Date)                                                0.15172821


                                Page 11 (1997-A)

  XVI.   Pool Balance and Aggregate Principal Balance

                      Original Pool Balance at beginning of Monthly Period                                  $774,999,994.84
                      Subsequent Receivables                                                                          $0.00
                                                                                                          ------------------
                      Original Pool Balance at end of Monthly Period                                        $774,999,994.84
                                                                                                          ==================

                      Aggregate Principal Balance as of preceding Accounting Date                            112,579,258.70
                      Aggregate Principal Balance as of current Accounting Date                             $105,124,889.74


         Monthly Period Liquidated Receivables                           Monthly Period Administrative Receivables

                         Loan #              Amount                                             Loan #         Amount
                         ------              ------                                             ------         ------
           see attached listing            1,231,895.59                           see attached listing             --
                                                  $0.00                                                         $0.00
                                                  $0.00                                                         $0.00
                                                  $0.00                                                         $0.00
                                         ---------------                                                       -------
                                          $1,231,895.59                                                         $0.00
                                         ===============                                                       =======

 XVIII. Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or any
            portion of a Scheduled Payment as of the Accounting Date                  5,975,561.34

        Aggregate Principal Balance as of the Accounting Date                      $105,124,889.74
                                                                                  -----------------

        Delinquency Ratio                                                                                         5.68424980%
                                                                                                                 ============







         IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA FINANCIAL LTD.

                                      By:
                                         --------------------------------------
                                      Name: Cheryl K. Debaro
                                            -----------------------------------
                                      Title: Vice President / Securitization
                                             ----------------------------------




                                Page 12 (1997-A)